                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                                                   EXHIBIT 10.18

              CUSTOM PRODUCT DEVELOPMENT AND PRODUCTION AGREEMENT

                                    between

             Fiberlane Communications, Inc. And Hamilton Hallmark


1.  AGREEMENT TO BUY AND SELL
    -------------------------

     (a) SELLER and BUYER agree to sell and buy, respectively, Custom Products and/or Services for the price and on the terms and conditions contained herein. The manufacturer of the Custom Products will be LSI LOGIC ("MANUFACTURER").

     (b) SELLER certifies that MANUFACTURER has agreed with SELLER to undertake the obligations and responsibilities as set forth for MANUFACTURER in this Agreement.

2.   DEFINITIONS
     -----------

     The below terms shall have the following meanings:

     (a) "Custom Product". An integrated circuit manufactured, assembled or otherwise fabricated or obtained by MANUFACTURER incorporating standard characteristics defined by MANUFACTURER and the unique characteristics of a "Pattern". Custom Products are either "Prototypes" or "Production Units" as defined below.

     (b) "Product Acceptance Specification". The written specifications which BUYER and SELLER agree describe the functionality and physical characteristics of the Custom Product which is developed pursuant to the Statement of Work in Attachments A and C.

     (c) "Prototype". The Custom Product fabricated pursuant to the "Statement of Work" for the purpose of BUYER determining whether the Pattern meets the Product Acceptance Specification.

     (d)  "Production Unit". A Custom Product other than a Prototype.

     (e) "Pattern" The unique characteristics of a Custom Product developed under this Agreement as provided by customer.

     (f) "Design Technology". The design tools, systems and libraries of SELLER or MANUFACTURER.

3.   STATEMENT OF WORK
     -----------------

     SELLER, MANUFACTURER and BUYER will perform tasks as specified in the Statement of Work. If BUYER and MANUFACTURER have entered into a separate agreement related to this Agreement, then that agreement, if any, is set forth in Attachment B.

4.   PRICING
      -------

     (a) BUYER shall pay SELLER development charges for each Pattern as specified in Attachment C ( quotation attached hereto).

     (b) Price schedules, if any, for Production Units are listed in Attachment C and are valid only for the time period specified. If no time period is specified, then such prices are estimates only.

5.   DESIGN CHANGES
     --------------

     (a) Requests by BUYER for design changes after the parties have agreed upon the Product Acceptance Specification shall be at BUYER's expense (except, however for SELLER's or MANUFACTURER's error).

     (b) If it is determined, during the course of executing the Statement of Work, that a modification of the Statement of Work is required to meet BUYER's requirement, including but not limited to a change in array size or type, SELLER agrees to promptly inform BUYER of the effect of such modification on the Statement of Work, the estimated schedule, and the price. Pending written instruction from BUYER and written agreement by SELLER (which written agreement shall not be unreasonable withheld), SELLER may suspend its performance hereunder without liability.

6.  CUSTOM PRODUCT ACCEPTANCE
    -------------------------

     (a) BUYER may reject only those Prototypes that fail to meet the Product Acceptance Specification. Notice of rejection must be in writing and include a description of the failure and a return of the Prototype to SELLER. BUYER's exclusive rights upon rejection of Prototypes are set forth in Section 7. Notice and return of the Prototype to SELLER must be within four (4) weeks of delivery of the Prototype to BUYER.

     (b) BUYER may reject only those Production Units that fail to meet the Product Acceptance Specification and any applicable MANUFACTURER's specifications. BUYER shall be deemed to have accepted Production Units unless notice of rejection is given within fifteen (15) calendar days of receipt.

     (c) BUYER agrees to provide Seller with any other written acceptance or rejection identified in the Statement of Work within 20 Calender days of presentation.

7.   SELLER'S LIMITED WARRANTY
     -------------------------

     (a) SELLER warrants to BUYER that the prototype(s) will conform to the Product Acceptance Specification. SELLER makes no other warranty, express or implied, with respect to Prototypes. With respect to any such Prototype which does not conform to the Product Acceptance Specification, SELLER's liability is limited to replacing the non-conforming Prototype(s) or, at SELLER's election and in the case where SELLER assisted in the design, refunding to BUYER the development charges paid by BUYER hereunder. SELLER shall have no liability hereunder unless BUYER complies with the requirements of Paragraph 6(a).

     (b) SELLER warrants to BUYER that the Production Units will conform to the Product Acceptance Specification. SELLER makes no other warranty, express or implied, with respect to Production Units. SELLER will further transfer to BUYER whatever transferable warranties SELLER receives from MANUFACTURER with respect to Production Units. With respect to Production Units which do not meet the Product Acceptance Specification, SELLER's liability is limited (at SELLER's election) to (i) Refund of BUYER's purchase price for such Production Units (without interest), (ii) Repair of such Production Units, or (iii) Replacement of such Production Units; provided, however, that such Production Units must be returned to SELLER, along with acceptable evidence of purchase, within twenty
(20) Calendar days from date of delivery, transportation charges prepaid.

8.  OWNERSHIP RIGHTS
    ----------------
  (a) BUYER shall obtain title to a Pattern upon acceptance of the Prototype and payment in full to SELLER, and SELLER shall thereupon furnish to BUYER the netlist, test vectors and bonding diagrams which SELLER has furnished to MANUFACTURER relating to the Pattern.

     (b) Nothing contained in this Agreement shall grant SELLER or MANUFACTURER any right to use for any third party any item first developed hereunder by BUYER or for BUYER without BUYER's prior written approval.

    (c) All Design Technology provided by SELLER hereunder, including all circuit macros, shall remain the sole property of SELLER; provided, however, that Seller shall deliver any and all netlists for Custom Products to Buyer within fifteen (15) Calendar days of Buyer's written request.

     (d) All tooling, processing technology, Design Technology, and proprietary information of MANUFACTURER shall remain the sole property of MANUFACTURER.

9.  PRODUCTION UNIT ORDERS
    ----------------------
  (a) BUYER may place orders for Production Units upon its written acceptance of the Prototype. Shipment of Production

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                       1
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                                              [CONFIDENTIAL TREATMENT REQUESTED]

Units will be scheduled as nearly as possible in accordance with BUYER's requested delivery dates subject to MANUFACTURER's lead time at the time of order acceptance. Shipment will be made against BUYER's specific purchase orders.

     (b) Each purchase order for Production Units is subject to acceptance in writing by SELLER, which acceptance shall not be unreasonably withheld.

10.  RESCHEDULING
     ------------

     BUYER may reschedule delivery of Production Units, provided BUYER gives SELLER written notice at least [*] Calendar days prior to the originally scheduled shipment date and further provided SELLER accepts the new delivery schedule. SELLER's acceptance shall not be unreasonably withheld.

11.  TERMINATION
     -----------

     (a)  This Agreement may be terminated as follows:

          (i)    CONVENIENCE: BUYER may at any time prior to accepting the
                 -----------
Prototype elect to terminate this Agreement, or thereafter cancel any Production Units ordered hereunder, for its convenience. Such election shall be in writing and sent to SELLER as provided herein.

          (ii)   NON-FEASIBILITY: This Agreement shall automatically terminate
                 ---------------
if SELLER and BUYER are unable to complete a Product Acceptance Specification acceptable to both parties.

          (iii)  CAUSE: This Agreement may be terminated and/or any orders for
                 -----
Production Units may be cancelled immediately for cause by either party in the event the other party fails to perform any of its material obligations under this Agreement so as to be in default hereunder and fails to cure such default within thirty (30) Calendar days after written notice thereof, or if such default cannot reasonably be cured within thirty (30) Calendar days then the other party fails to commence such cure within thirty (30) Calender days after written notice and fails to diligently pursue such cure to completion.

     (b) In the event of termination, the following sums shall become due and payable:

          (i)    PROTOTYPE PHASE: If BUYER terminates this Agreement for CAUSE
                 ---------------
prior to BUYER accepting the Prototype, then SELLER shall refund all sums paid by BUYER to SELLER. If this Agreement is terminated for any other reason prior to accepting the Prototypes, then BUYER shall pay SELLER all charges due at the time of termination together with accrued time, material and equipment charges, if any. Charges associated with a billable event (applicable to both NRE and Engineering Development Charges) shall be due if the work associated with any phase following the previous billable event has been started.

          (ii)   PRODUCTION UNIT PHASE: If BUYER cancels any order for
                 ---------------------
Production Units for CAUSE then BUYER may so cancel without liability therefor. If any order for Production Units is cancelled for any other reason, BUYER agrees to pay SELLER the full purchase price for such Production Units scheduled for delivery within [*] Calendar days after written notice of cancellation or other period as identified in Attachment C.

12.  PATENT INDEMNITY
     ----------------

     (a) Protection provided by MANUFACTURER to BUYER for patent and/or copyright infringement is set forth in Attachment D.

     (b) MANUFACTURER's acceptance of orders for Custom Products is subject to BUYER's execution of a separate patent/copyright infringement provision, which is set forth in Attachment D.

     (c) SELLER will defend any suit or proceeding brought against BUYER based on a claim that a portion of the Pattern designed and developed by SELLER of a Custom Product constitutes an infringement of a United States patent, copyright, trademark, trade secrets or other property right of a third party. If notified promptly in writing and given full and complete authority, information and assistance for the defense of same, SELLER will pay damages and costs awarded against BUYER in an amount that shall not exceed the development charges paid by BUYER to SELLER hereunder with respect to the alleged infringing Pattern. In providing such defense, or in the event that such Pattern is held to constitute infringement and the sale or use of the Custom Product containing such Pattern is enjoying, SELLER shall, in its sole discretion, either procure for Buyer the right to continue selling and using the Custom Product containing such Pattern, or modify it so it becomes noninfringing, without materially altering its conformance with the product acceptance specification provided herein. Notwithstanding the aforesaid, SELLER (i) shall not be responsible for any damages, costs or expenses resulting from any compromise made without its written consent, and (ii) shall have no liability to BUYER for any alleged infringing Custom Product which was procured by BUYER from any third party (including direct procurement from MANUFACTURER). Seller will not settle any claims that do not provide for complete release of Buyer.

     (d) Except the extent specified in Subsections (a) and (c) above, BUYER agrees to defend any suit or proceeding brought against SELLER based on a claim that any Custom Product developed under this Agreement, or the combination of any Custom Product developed hereunder with any other product, constitutes the infringement of a patent, copyright, trade secret or other property right of a third party. If notified promptly in writing and given full and complete authority, information and assistance for the defense of same BUYER shall pay all costs and damages awarded against SELLER in an amount which shall not exceed the sums paid or to be paid by BUYER to SELLER.

13.  WARRANTY EXCLUSION
     ------------------

     EXCEPT AS EXPRESSLY SET FORTH BY THIS AGREEMENT OR ANY ATTACHMENT HERETO, NEITHER SELLER NOR MANUFACTURER MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO (i) PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, AND/OR
(ii) FITNESS FOR PURPOSE OR FOR PARTICULAR USE OR MERCHANTABILITY OF ANY CUSTOM PRODUCT, PROTOTYPE, PRODUCTION UNIT, PATTERN OR SOFTWARE ACQUIRED OR USED BY BUYER PURSUANT TO THIS AGREEMENT. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, ARE HEREBY EXCLUDED.

14.  LIMITATION OF LIABILITIES
     -------------------------

     ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT NOTWITHSTANDING, NEITHER SELLER, BUYER, NOR MANUFACTURER SHALL BE ENTITLED TO OR BE LIABLE FOR, INDIRECT, SPECIAL INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE INCLUDING, WITHOUT BEING LIMITED TO, LOSS OF PROFIT, PROMOTIONAL, OR MANUFACTURING EXPENSES, OVERHEAD, INJURY TO REPUTATION OR LOSS OF BUSINESS, BUYER'S RECOVERY FROM SELLER FOR ANY CLAIM SHALL NOT EXCEED BUYER'S PURCHASE PRICE FOR THE CUSTOM PRODUCTS IRRESPECTIVE OF THE NATURE OF THE CLAIM, WHETHER IN CONTRACT, TORT, WARRANTY, OR OTHERWISE.

15.  DEVELOPMENT SOFTWARE
     --------------------

     If Software used in the development of a Pattern is subject to a license, such license shall be executed by BUYER and a copy thereof shall be attached to this Agreement as Attachment E. The license contains the sole rights and remedies of BUYER and neither SELLER nor MANUFACTURER shall have any liability to BUYER for such software except as expressly set forth therein.

16.  USE OF CUSTOM PRODUCTS IN LIFE SUPPORT APPLICATIONS
     ---------------------------------------------------

     Custom Products sold by SELLER are not designed for use in life support equipment where malfunction of such Custom Product can reasonably be expected to result in a personal injury. BUYER uses or sells such Custom Product for use in life support equipment at BUYER's own risk and agrees to fully indemnify SELLER and MANUFACTURER of such Custom Product for any damages resulting from such use or sale.

17.  PAYMENT
     -------

     (a) Payment terms are as stated in Attachment C, subject to credit approval and the continuation of such approval by

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

SELLER's credit department.

     (b) On any invoice not paid by maturity date, BUYER shall pay interest from maturity date to date of payment at the annual percentage rate of 18% (or such lower rate as may be the maximum allowable by law), together with SELLER'S cost of collection (including reasonable attorney's fees).

18.  DELIVERIES
     ----------
     (a) Unless otherwise stated in Attachment C, all deliveries hereunder shall be F.O.B. MANUFACTURER'S facility. Products invoiced and held by SELLER for any reason shall be at BUYER's risk and expense. Delivery route shall be at the election of SELLER unless specifically designated by BUYER.

     (b) All delivery dates and quantities are estimates and SELLER will use best efforts to meet BUYER'S requested delivery dates.

19.  TAXES/FREIGHT
     -------------

     Unless otherwise stated in Attachment C, BUYER shall be responsible for transportation charges from the F.O.B. point and for payment of any and all Federal, state and local sales, use, and excise taxes and all other taxes and charges assessed in connection with this Agreement.

20.  ARBITRATION
     -----------

     Any controversy arising out of or relating to this Agreement shall be settled by arbitration in one of the locations set forth at the end of this
Section in accordance with the commercial rules then effective of the American Arbitration Association before a panel of three (3) arbitrators. The arbitrators sitting in any such controversy shall have no power to alter or modify any express provisions of this Agreement or any writing modifying or extending this Agreement, or to render any award which by its terms effects any such alteration or modification. The parties consent to the jurisdiction of the State and U.S. District Courts in and for the location at which arbitration is conducted for all purposes in connection with arbitration including the entry of judgment on any award. The parties consent that any process or notice of motion or other application to any of said courts, and any paper in connection with arbitration, may be served by certified mail return receipt requested or by personal service or in such other manner as may be permissible under the rules of the applicable court or arbitration tribunal, provided a reasonable time for appearance is allowed. Neither party will object to the joining of MANUFACTURER as a participant and/or party in the arbitration proceedings. The parties further agree that arbitration proceedings must by instituted within one (1) year after the claimed breach occurred and that such failure to institute arbitration proceedings within such period shall constitute an absolute bar to the institution of any Administrative. Court or Arbitration proceedings and a waiver of all claims. The arbitrators may award reasonable attorney's fees to the prevailing party. The party instituting arbitration may elect to commence such proceeding at any of the following locations: Phoenix, Arizona; or Santa Clara, California; or New York, New York.

21.  MISCELLANEOUS
     -------------

     (a)  TERMS AND CONDITION. THE TERMS AND CONDITIONS SET FORTH HEREIN
          -------------------
RELATING TO PRODUCTION UNITS APPLY TO ANY SUBSEQUENT PURCHASE ORDERS PLACED BY BUYER WITH SELLER FOR SUBSEQUENT PURCHASE ORDERS PLACED BY BUYER WITH SELLER FOR PRODUCTION UNITS. NOTWITHSTANDING ANY CONFLICTING TERMS AND CONDITIONS WHICH MAY APPEAR ON BUYER'S PURCHASE ORDER OR ANY ORDER ACKNOWLEDGEMENT OF SELLER.

     (b)  ENTIRE AGREEMENT. This Agreement contains the entire understanding of
          -----------------
the parties with respect to the subject matter hereof and supersedes all prior agreements relating thereto, written or oral, between the parties. Amendments to this Agreement must be in writing, signed by the duly authorized officers of the parties, specifically stating that such amendments are made pursuant to this section. The parties agree that the terms and conditions of this Agreement shall prevail, notwithstanding contrary or additional terms, in any purchase order, sales acknowledgement, confirmation or any other document issued by either party effecting the purchase and/or sale of Custom Products.

     (c)  NO ASSIGNMENT. Except as specifically provided herein, this Agreement
          --------------
may not be assigned by either party without the written consent of the other. Seller agrees that such consent shall not be unreasonably withheld.

     (d)  NO IMPLIED WAIVERS. No delay or omission to exercise any right, power
          -------------------
or remedy accruing to either party upon breach or default by the other party under this contract shall impair any such right, power or remedy of the other party, or shall be construed as a waiver of any such breach or default. All waivers must be in writing.

     (e)  SEVERABILITY. In the event any of the provisions of this Agreement
          -------------
shall, for any reason, be held void or unenforceable, the remaining provisions shall remain in full effect and shall control.

     (f)  INVALIDITY. Any provisions of this Agreement prohibited by the law of
          -----------
any state shall, as to said state, be ineffective to the extent of such prohibition without invalidating the remaining provisions of this Agreement

     (g)  FORCE MAJEURE. Should any obligation of either party hereunder (except
          -------------
with respect to timely payment of Invoices) be delayed by events beyond such party's control, including but not limited to, natural or man-made disasters, strikes government actions or regulations, failure of a third party to comply or conform, or inability to obtain labor or materials through its regular sources that party's time for performance shall be extended by the period of delay.

     (h)  NOTICE. Any notice required to be sent to either party under the terms
          ------
of this Agreement shall be either delivered personally or sent via registered or certified mail, return receipt requested postage prepaid to the parties at the addresses set forth on the face of this Agreement. Such notice shall be effective upon receipt.

22.  CONFIDENTIALLY
     --------------

     If either party hereto receives from the other party written information which is marked "Confidential" and/or "Proprietary" the receiving party agrees not to use such information except in the performance hereof, and to treat such information in the same manner as it treats its own confidential information. Confidential information that is disclosed orally or visually shall be confirmed as confidential or proprietary in writing within ten (10) days after such disclosure.

The obligation to keep information confidential shall not apply to any such information that has been disclosed in publicly available sources; is in the rightful possession of the party receiving the confidential information without an obligation of confidentiality; or is required to be disclosed by operation of law. Except as otherwise provided herein, the obligation not to disclose shall be for a period of one (1) year after the termination hereof.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year below:


               Hamilton Hallmark                Fiberlane Communications, Inc.
           A division of Avnet, Inc.                        ("Buyer")
                 ("Seller")

By: /s/ Ty Stakley                             By:  /s/ Ajaib Bhadare
    --------------------------------------          --------------------------
Name:   Ty Stakley                             Name:   Ajaib Bhadare
       -----------------------------------          --------------------------
Title:   Manager, Contracts Administration     Title:   V.P. Engineering
       -----------------------------------          --------------------------
Date:  November 10, 1997                       Date:   Oct 21st 97
       -----------------------------------          --------------------------

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                 ATTACHMENT A
                               STATEMENT OF WORK
                                TURNKEY SYSTEM

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                               [CONFIDENTAL TREATMENT REQUESTED]

                   [LOGO OF HAMILTON HALLMARK APPEARS HERE]

                                  Attachment A
                               Statement of Work
                 Hamilton Hallmark and Fiberlane Communications
                            BTC and SXC ASIC Designs
                            Quote # DWH7JJ121 09-SJW

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                 ATTACHMENT B
                           RESERVED FOR INSERTION OF
                 ANY AGREEMENT BETWEEN BUYER AND MANUFACTURER
                           RELATED TO THIS AGREEMENT

                                 ATTACHMENT C
                              SELLER'S QUOTE FOR
                              DEVELOPMENT CHARGES

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                   [LOGO OF HAMILTON HALLMARK APPEARS HERE]

                                 "Attachment C"

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                   [LOGO OF HAMILTON HALLMARK APPEARS HERE]

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                   [LOGO OF HAMILTON HALLMARK APPEARS HERE]

[*]

* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                   [LOGO OF HAMILTON HALLMARK APPEARS HERE]

[*]


* Represents confidential information for which Cerent Corporation is seeking confidential treatment with the Securities and Exchange Commission.

                                 ATTACHMENT D
                            MANUFACTURER'S POLICIES
                            (LSI LOGIC CORPORATION)

                LIMITED WARRANTY AND LIMITATION OF LIABILITIES

  (a) ENCAPSULATED UNITS. MANUFACTURER warrants that the products furnished
      ------------------
hereunder will be free from defects in material and workmanship under normal use and service. MANUFACTURER's obligations under this warranty are limited to replacing or repairing or giving credit for, at its option, at its factory, any of said products which shall, within one (1) year after shipment, be returned to MANUFACTURER's factory of origin, transportation charges prepaid, and which are, after examination, disclosed to MANUFACTURER's factory of origin, transportation charges prepaid, and which are, after examination, disclosed to MANUFACTURER's satisfaction to be thus defective. THIS WARRANTY IS EXPRESSED IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED, STATUTORY, OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND OF ALL OTHER OBLIGATIONS OR LIABILITIES ON MANUFACTURER'S PART, AND IT NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME FOR MANUFACTURER ANY OTHER LIABILITIES IN CONNECTION WITH THE SALE OF THE SAID ARTICLES. This warranty shall not apply to any of such products which shall have been repaired or altered, except by MANUFACTURER, or which shall have been subjected to misuse, negligence, or accident. The aforementioned provisions do not extend the original warranty period of any product which has either been repaired or replaced by MANUFACTURER.

  (b) UNENCAPSULATED UNITS. It is understood that if this order calls for the
      --------------------
delivery of semiconductor devices which are not finished and fully encapsulated, that NO WARRANTY, STATUTORY, EXPRESS, OR IMPLIED, INCLUDING THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, SHALL APPLY. All such devices are sold "as is where is".

                        PATENT/TRADEMARK INDEMNIFICATION

  (a) MANUFACTURER will defend any action against BUYER claiming that any product furnished hereunder infringes any United States trade secret, copyright or patent, and to pay all costs and damages finally awarded in any such action, provided that MANUFACTURER is notified promptly in writing of the suit and at MANUFACTURER's request and at its expense is given control of such action and all requested information and assistance to settle or defend the same. Should use or sale of any product furnished hereunder be enjoined as a result of such action, then MANUFACTURER shall in a reasonable time either: (a) obtain for BUYER the right to use or sell the product; (b) substitute an equivalent product that no longer infringes; or (c) authorize the return of all products and upon the return refund all monies paid to MANUFACTURER for such product .

  (b) Notwithstanding subparagraph (a) above, BUYER shall, at his own expense, defend any action based upon a claim that any product furnished hereunder infringes any patent, trade secret, or copyright of a third party where such claim is based upon (i) the use of any product furnished hereunder in combination with products not furnished by MANUFACTURER or (ii) information or materials furnished by BUYER and incorporated into products furnished by MANUFACTURER or (ii) Information or materials furnished by BUYER and incorporated into products furnished by MANUFACTURER, provided that MANUFACTURER promptly notifies BUYER of such claim in writing and gives control of such action and all requested information and assistance to settle or defend the same at BUYER's expense.

  (c) THE FOREGOING STATES THE SOLE LIABILITY OF MANUFACTURER FOR PATENT, COPYRIGHT OR TRADE SECRET INFRINGEMENT OF ANY KIND EXPRESS, IMPLIED OR STATUTORY.

                              COMPLIANCE WITH LAW
                              -------------------
  Each party hereto shall be responsible for insuring its compliance with the laws and regulations of the United States government relating to the export of goods and technology.


  BUYER ACKNOWLEDGES THAT IT HAS READ AND AGREES TO THE TERMS OF THE ABOVE PATENT/TRADEMARK INDEMNIFICATION. BUYER UNDERSTANDS THAT THE TERM "MANUFACTURER" REFERS TO LSI LOGIC CORPORATION.

               Buyer: /s/ Ajaib Bhadare               Date:     10-21-97
                     -----------------------------              ----------------

               By:Fiberlane Communications, Inc.      Title:    V.P. Engineering
                  --------------------------------              ---- -----------

                                 ATTACHMENT E
                               RESERVED FOR ANY
                         SOFTWARE SUBJECT TO A LICENSE